SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 AUGUST 19, 2004


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           NEBRASKA                   001-31924               84-0748903
-----------------------------       -------------         ------------------
 (State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)


                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                     68508
                     --------------------------               ----------
                (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (402) 458-2370


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                On August 19, 2004, Nelnet, Inc. issued a press release announcing the December 31, 2004 semi-retirement of Don R. Bouc as President of the Company. Effective January 3, 2005, Mr. Bouc will assume the position of President Emeritus. Mr. Bouc will remain on Nelnet, Inc.'s Board of Directors and several key operational and strategic teams. The Company will not appoint a successor at this time.

                A copy of the press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 23, 2004

                                     NELNET, INC.




                                     By:  /s/ Michael S. Dunlap
                                          --------------------------------------
                                          Name:  Michael S. Dunlap
                                          Title: Chairman and Co-Chief Executive
                                                 Officer (Co-Principal Executive
                                                 Officer)


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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99.1                Press Release dated August 19, 2004